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                                                                   EXHIBIT 10.34

                               SECURITY AGREEMENT

      THIS SECURITY AGREEMENT (this "Agreement") is made and entered into as of December 15, 2005, by and between Cole Operating Partnership II, LP, a Delaware limited partnership ("Grantor"), whose address is 2555 E. Camelback Road, Suite 400, Phoenix, Arizona 85016, and Series C, LLC, a Delaware limited liability company ("Lender"), whose address is 2555 E. Camelback Road, Suite 400, Phoenix, Arizona 85016.

1.    SECURITY INTEREST

      Grantor, as collateral security for the payment and performance of the Secured Obligations (as defined below), hereby grants to Lender a security interest (the "Security Interest") in all of Grantor's right, title and interest in the limited liability company membership interests of Cole WG St. Louis MO Portfolio, LLC, a Delaware limited liability company (the "Cole WG St. Louis MO"), whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located, together with all of the following, whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located: (a) all of Grantor's membership interests, or any other interest, in the Cole WG St. Louis MO; (b) all rights, benefits and privileges held by Grantor under the Limited Liability Company Agreement of Cole WG St. Louis MO Portfolio, LLC dated as of November 1, 2005, as it may be amended, modified or restated from time to time, including all voting rights and rights to receive dividends, distributions and other payments from the Cole WG St. Louis MO; (c) all proceeds of the above-described property; and (d) all books and records pertaining to the above-described property, including any computer readable memory and computer hardware or software necessary to process such memory (collectively, the "Collateral").

2.    SECURED OBLIGATIONS

      The Collateral shall secure, in such order of priority as Lender may elect, the following (collectively, the "Secured Obligations"):

            (a) payment and performance of all obligations of Grantor under the terms of the Promissory Note of even date herewith (the "Note"), in the original principal amount of $2,458,000.00, executed by the Grantor in favor of Lender, together with all extensions, modifications, substitutions or renewals thereof, or other advances made thereunder;

            (b) payment and performance of every obligation, covenant and agreement of Grantor contained in this Agreement, together with all extensions, modifications, substitutions or renewals hereof; and

            (c) payment and performance of every obligation, covenant and agreement of Grantor and Cole WG St. Louis MO contained in each of the Loan Documents (as defined in the Note), together with all extensions, modifications, substitutions or renewals thereof.

3.    REPRESENTATIONS AND WARRANTIES OF GRANTOR

      Grantor hereby represents and warrants to Lender that:

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      3.1 Other Agreements. The execution, delivery and performance by Grantor of this Agreement and all other documents and instruments relating to the Secured Obligations will not result in any breach of the terms and conditions or constitute a default under any agreement or instrument under which Grantor is a party or is obligated.

      3.2 Priority. The Security Interest in the Collateral granted to Lender constitutes, and hereafter will constitute, a security interest of first priority.

      3.3 Title. Grantor is the owner of, and has good title to, the Collateral free of all security interests or other encumbrances, and no financing statement covering the Collateral is filed or recorded in any public office.

      3.4 Authority. Grantor has the full power, authority and legal right to grant to Lender the Security Interest, and no further consent, authorization, approval or other action is required for the grant of the Security Interest or for Lender's exercise of its rights and remedies under this Agreement, except as may be required in connection with the sale of the Collateral by Lender by the laws affecting the offering and sale of securities.

      3.5 State of Organization; Name. Grantor is organized under the laws of the State of Delaware and the exact legal name of Grantor is "Cole Operating Partnership II, LP".

4.    COVENANTS OF GRANTOR

      4.1 Transfers. Grantor shall not sell, transfer, assign or otherwise dispose of any Collateral or any interest therein (except as permitted herein) without obtaining the prior written consent of Lender and shall keep the Collateral free of all security interests or other encumbrances.

      4.2 Payments of Charges. Grantor shall pay when due all taxes, assessments and other charges which may be levied or assessed against the Collateral.

      4.3 Notice to Lender. Grantor shall give Lender 45 days' prior written notice of any change of the names under which it does business or the state of its organization.

      4.4 Defense of Collateral. Grantor, at its cost and expense, shall protect and defend this Agreement, all of the rights of Lender hereunder, and the Collateral against all claims and demands of other parties, including defenses, setoffs, claims and counterclaims asserted by any Obligor against Grantor and/or Lender. Grantor shall pay all claims and charges that in the reasonable opinion of Lender might prejudice, imperil or otherwise affect the Collateral or the Security Interest.

      4.5 Perfection of Security Interest. The Security Interest, at all times, shall be perfected and shall be prior to any other interests in the Collateral. Grantor shall act and perform as necessary and shall execute and file all security agreements, financing statements, continuation statements, control agreements, and other documents requested by Lender to establish, maintain and continue the perfected Security Interest. Grantor further authorizes Lender to file an initial financing statement, including all necessary amendments, without any signature of Grantor, to perfect the Security Interest in the Collateral. Grantor, on written

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demand, shall promptly pay all costs and expenses of filing and recording, including the costs of any searches, deemed necessary by Lender from time to time to establish and determine the validity and the continuing priority of the Security Interest.

      4.6 Payment of Charges. If Grantor fails to pay any taxes, assessments, expenses or charges, or fails to keep all of the Collateral free from other security interests, encumbrances or to perform otherwise as required herein, Lender may advance the monies necessary to pay the same or to so perform.

5.    EVENTS OF DEFAULT; REMEDIES

      5.1 Events of Default. The occurrence of any of the following events or conditions shall constitute an "Event of Default":

                  (i) Any failure to pay any principal or interest or any other part of the Secured Obligations when the same shall become due and payable.

                  (ii) The occurrence of an "Event of Default" under and as defined in the Note or any of the other Loan Documents.

      5.2 Remedies. Upon the occurrence of any Event of Default, and at any time while such Event of Default is continuing, Lender shall have the following rights and remedies and may do one or more of the following:

                  (i) Declare all or any part of the Secured Obligations to be immediately due and payable, and the same, with all costs and charges, shall be collectible thereupon by action at law.

                  (ii) Without further notice or demand and without legal process, take possession of the Collateral wherever found and, for this purpose, enter upon any property occupied by or in the control of Grantor. Grantor, upon demand by Lender, shall assemble the Collateral and deliver it to Lender or to a place designated by Lender that is reasonably convenient to both parties.

                  (iii) Pursue any legal or equitable remedy available to collect the Secured Obligations, to enforce its title in and right to possession of the Collateral and to enforce any and all other rights or remedies available to it.

                  (iv) Upon obtaining possession of the Collateral or any part thereof, after written notice to Grantor as provided in Section 5.4 hereof, sell such Collateral at public or private sale either with or without having such Collateral at the place of sale. The proceeds of such sale, after deducting therefrom all reasonable expenses of Lender in taking, storing, repairing and selling the Collateral (including attorneys' fees) shall be applied to the payment of the Secured Obligations, and any surplus thereafter remaining shall be paid to Grantor or any other person that may be legally entitled thereto. In the event of a deficiency between such net proceeds from the sale of the Collateral and the total amount of the Secured Obligations, Grantor, upon demand, shall promptly pay the amount of such deficiency to Lender.

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      5.3 Purchase of Collateral. Lender, so far as may be lawful, may purchase all or any part of the Collateral offered at any public or private sale made in the enforcement of Lender's rights and remedies hereunder.

      5.4 Notice. Any demand or notice of sale, disposition or other intended action hereunder or in connection herewith, whether required by the Uniform Commercial Code or otherwise, shall be deemed to be commercially reasonable and effective if such demand or notice is given to Grantor at least ten days prior to such sale, disposition or other intended action, in the manner provided herein for the giving of notices.

      5.5 Costs and Expenses. Grantor shall pay all reasonable costs and expenses of Lender, including costs of uniform commercial code searches, court costs and reasonable attorneys' fees, incurred by Lender in enforcing payment and performance of the Secured Obligations or in exercising the rights and remedies of Lender hereunder. All such reasonable costs and expenses shall be secured by this Agreement and by other lien and security documents securing the Secured Obligations. In the event of any court proceedings, court costs and attorneys' fees shall be set by the court and not by jury and shall be included in any judgment obtained by Lender.

      5.6 Additional Remedies. In addition to any remedies provided herein for an Event of Default, Lender shall have all the rights and remedies afforded a secured party under the Uniform Commercial Code and all other legal and equitable remedies allowed under applicable law. No failure on the part of Lender to exercise any of its rights hereunder arising upon any Event of Default shall be construed to prejudice its rights upon the occurrence of any other or subsequent Event of Default. No delay on the part of Lender in exercising any such rights shall be construed to preclude it from the exercise thereof at any time while that Event of Default is continuing. Lender may enforce any one or more rights or remedies hereunder successively or concurrently. By accepting payment or performance of any of the Secured Obligations after its due date, Lender shall not thereby waive the agreement contained herein that time is of the essence, nor shall Lender waive either its right to require prompt payment or performance when due of the remainder of the Secured Obligations or its right to consider the failure to so pay or perform an Event of Default.

6.    MISCELLANEOUS PROVISIONS

      6.1 Power of Attorney. Grantor hereby appoints Lender as its true and lawful attorney-in-fact, with full power of substitution to do the following:
(i) to demand, collect, receive, receipt for, sue and recover all sums of money or other property which may now or hereafter become due, owing or payable from the Collateral; (ii) to execute, sign and endorse any and all claims, instruments, receipts, checks, drafts or warrants issued in payment for the Collateral; (ii) to settle or compromise any and all claims arising under the Collateral, and, in the place and stead of Grantor to execute and deliver its release and settlement for the claim; (iv) to file any claim or claims or to take any action or institute or take part in any proceedings, either in its own name or in the name of Grantor, or otherwise, which in the reasonable discretion of Lender may seem to be necessary or advisable; and (v) to execute any documents necessary to perfect or continue the Security Interest; provided, however, that the powers specified in clauses (i) through (iv) may not be exercised by Lender except during the continuance of an Event of

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Default. This power is a power coupled with an interest and is given as security for the Secured Obligations, and the authority hereby conferred is and shall be irrevocable and shall remain in full force and effect until renounced by Lender.

      6.2 Actions by Lender. Without notice or demand, without affecting the obligations of Grantor hereunder, and without affecting the Security Interest or the priority thereof, Lender, from time to time, may: (i) extend the time for payment of all or any part of the Secured Obligations, accept a renewal note therefor, reduce the payments thereon, release any person liable for all or any part thereof, or otherwise change the terms of all or any part of the Secured Obligations; (ii) take and hold other security for the payment or performance of the Secured Obligations and enforce, exchange, substitute, subordinate, waive or release any such security; (iii) join in any extension or subordination agreement; or (iv) release any part of the Collateral from the Security Interest.

      6.3 Waivers. Grantor waives and agrees not to assert: (i) any right to require Lender to proceed against any guarantor, to proceed against or exhaust any other security for the Secured Obligations, to pursue any other remedy available to Lender, or to pursue any remedy in any particular order or manner;
(ii) the benefits of any legal or equitable doctrine or principle of marshalling; (iii) the benefits of any statute of limitations affecting the enforcement hereof; (iv) demand, diligence, presentment for payment, protest and demand, and notice of extension, dishonor, protest, demand and nonpayment, relating to the Secured Obligations; and (v) any benefit of, and any right to participate in, any other security now or hereafter held by Lender.

      6.4 Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of Arizona, without regard to the choice of law rules of the State of Arizona.

      6.5 Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but such counterparts shall together constitute but one and the same agreement.

      6.6 Entire Agreement. This Agreement contains the entire agreement and understanding of the parties with respect to the subject matter hereof, supersedes all other prior understandings, oral or written, with respect to the subject matter hereof, and are intended by Lender and Grantor as the final, complete and exclusive statement of the terms agreed to by them.

      6.7 Amendments. No amendment, modification, change, waiver, release or discharge hereof and hereunder shall be effective unless evidenced by an instrument in writing and signed by the party against whom enforcement is sought.

      6.8 Section Headings. The section headings set forth in this Agreement are for convenience only and shall not have substantive meaning hereunder or be deemed part of this Agreement.

      6.9 Time of Essence. Time is of the essence of this Agreement and each and every provision hereof.

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      6.10 Severability. If any provision hereof is invalid or unenforceable, the other provisions hereof shall remain in full force and effect and shall be liberally construed in favor of Lender in order to effectuate the other provisions hereof.

      6.11 Binding Nature. The provisions of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their heirs, personal representatives, successors and assigns. The provisions hereof shall apply to the parties according to the context thereof and without regard to the number or gender of words or expressions used.

      6.12 Construction. This Agreement shall be construed as a whole, in accordance with its fair meaning, and without regard to or taking into account any presumption or other rule of law requiring construction against the party preparing this Agreement. As used here, the words "include(s)" means "include(s), without limitation," and the word "including" means "including, but not limited to."

      6.13 Notices. Any notice or other communication with respect to this Agreement shall: (a) be in writing; (b) be effective on the day of hand-delivery thereof to the party to whom directed, one day following the day of deposit thereof with delivery charges prepaid, with a national overnight delivery service, or two days following the day of deposit thereof with postage prepaid, with the United States Postal Service, by regular first class, certified or registered mail; (c) if directed to Lender, be addressed to Lender at the office of Lender set forth above, or to such other address as Lender shall have specified to Grantor by like notice; and (d) if directed to Grantor, be addressed to Grantor at the address for Grantor set forth above, or to such other address as Grantor shall have specified by like notice.

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      IN WITNESS WHEREOF, this Agreement was executed by Grantor and Lender as of the date first set forth above.

                                 "GRANTOR"

                                 COLE OPERATING PARTNERSHIP II, LP, a
                                 Delaware limited partnership

                                 By: Cole Credit Property Trust II, Inc., a
                                     Maryland corporation, its general partner

                                     By: /S/  John M. Pons
                                         -------------------------------------
                                     Name: John M. Pons
                                     Title: Secretary

                                 "LENDER"

                                 Series C, LLC, a Delaware limited liability company

                                 By: /S/  Blair D. Koblenz
                                     -----------------------------------------
                                 Name: Blair D. Koblenz
                                 Title: Executive Vice President